Exhibit 10.4
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is made as of May 22, 2008 (the “Effective Date”), among Trico Marine Services, Inc., a Delaware corporation (the “Company”), and West Supply IV AS, a Norwegian limited company (“Holder”).
RECITALS
     A. The Company and Holder are parties to a Share Purchase Agreement dated May 15, 2008, pursuant to which the Company agreed to purchase Holder’s shares of common stock of DeepOcean ASA, a Norwegian public limited company (the “Purchase Agreement”), in exchange for cash and phantom stock units (the “Phantom Stock Units”) that are exercisable for shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”).
     B. The Company has agreed to provide registration rights related to the shares of Common Stock issued or issuable upon exercise of the Phantom Stock Units (“Underlying Shares”) on the terms and subject to the conditions set forth herein.
     C. Capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement.
     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. DEFINITIONS.
     1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
          “Common Stock” has the meaning set forth in the Recitals.
          “Company” has the meaning set forth in the Preamble.
          “Company Securities” shall mean any securities issued by the Company, including, without limitation, the Common Stock and any other equity securities, debt, notes, options, phantom stock units, warrants, and other convertible securities.
          “Company Notice” has the meaning set forth in Section 2.1(a).
          “Convertible Note Registration Statement” means the registration statement to be filed with the SEC to register the shares of Common Stock that are issuable upon conversion of the Convertible Notes.
          “Convertible Notes” means the 6.5% Senior Convertible Debentures due 2028 issued by the Company in connection with funding the transactions contemplated by the

Purchase Agreement, the purchase of the Initial Shares, the Mandatory Offer and other related transactions.
          “Effective Date” has the meaning set forth in the Preamble.
          “Eligible Registration Statement” has the meaning set forth in Section 2.1 (a).
          “Exchange Act” has the meaning set forth in Section 2.5(a).
          “Holder” has the meaning set forth in the Preamble.
          “Lock-up Period” has the meaning set forth in Section 2.1(b).
          “Phantom Stock Units” has the meaning set forth in the Recitals.
          “Purchase Agreement” has the meaning set forth in the Recitals.
          “Registration,” and the terms “register,” “registered,” and “registration,” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.
          “Registrable Securities” means any Underlying Shares issued or issuable upon the exercise of the Phantom Stock Units, excluding in all cases, any shares of Common Stock which have previously been registered or which have been sold by the Shareholder pursuant to a registration statement or an exemption from registration under the Securities Act.
          “Request Notice” has the meaning set forth in Section 2.1 (a).
          “SEC” means the U.S. Securities and Exchange Commission.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Underlying Shares” has the meaning set forth in the Recitals.
          “Violation” has the meaning set forth in Section 2.5(a).
     1.2 Additional Interpretations.
          (a) The words “hereof, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.
          (b) The headings in this Agreement are included for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.
          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. REGISTRATION RIGHTS.
     2.1 Registrations.
          (a) Notices. If and when the Company proposes to register shares of Common Stock on the Convertible Note Registration Statement or any registration statement subsequent to the filing of the Convertible Note Registration Statement under the Securities Act in connection with an underwritten public offering of Common Stock (either, an “Eligible Registration Statement”), the Company shall promptly notify the Holder in writing (a “Company Notice”) prior to filing any such Eligible Registration Statement. If Holder desires to include in any such Eligible Registration Statement all or any part of the Registrable Securities held by Holder, then Holder shall within ten (10) business days after receipt of the Notice so notify the Company in writing (the “Request Notice”), and in such notice shall inform the Company of the number of Registrable Securities Holder wishes to include in such Eligible Registration Statement. If the Company receives a Request Notice from Holder, then the Company shall use its commercially reasonable efforts to cause the number of Registrable Securities set forth in the Request Notice to be registered under the Securities Act and registered or qualified under any state securities law on such Eligible Registration Statement, subject to the limitations, terms and conditions set forth in this Agreement. If Holder elects not to include all of its Registrable Securities in any such Eligible Registration Statement, Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Eligible Registration Statements as may be filed by the Company with respect to offerings of its securities, subject to the limitations, terms and conditions set forth in this Agreement. For the avoidance of doubt, an “Eligible Registration Statement” shall not include any other registration statement that is not described in the first sentence of this Section 2.1 (a) filed by the Company pursuant to the Securities Act, including, without limitation, any registration (i) on Form S-8 (or any successor form), (ii) in connection with dividend reinvestment plans, or (iii) on Form S-4 (or any successor form) for the purpose of offering registered securities to another business entity or the shareholders of such entity in connection with the acquisition of assets or capital stock of such entity or in connection with a merger, consolidation, combination or similar transaction with such entity.
          (b) Convertible Note Registration Statement. If and when the Company proposes to register shares of Common Stock on the Convertible Note Registration Statement, then the Company shall so advise Holder. Notwithstanding any other provision of this Agreement, if the Company determines in good faith that legal restrictions or other limitations or factors require a limitation of the shares of Common Stock to be included on the Convertible Note Registration Statement, then the Company shall so advise Holder, and the Company may exclude any and all Registrable Securities from the registration, and the number of shares of Common Stock that will be included in the Convertible Note Registration Statement shall be allocated, first to the holders of the Convertible Notes, and second, to Holder and any other security holder with the right to request inclusion of its Registrable Securities in such registration statement on a pro rata basis based on the total number of shares of Common Stock then held by Holder and such other security holders, provided, however, that in the event any other security holder has priority rights over Holder by virtue of an agreement with the Company prior to the date of this Agreement, such other security holder shall have priority over Holder.

          (c) Underwritten Registration Statement. If a registration statement referred to in the Company Notice is for an underwritten offering, then the Company shall so advise Holder. In such event, the right of Holder to include Registrable Securities in such a Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting as provided in this Agreement. In such event, Holder shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected by the Company for such underwriting. With respect to any such underwritten offering in which the Company or Holder is selling securities, Holder hereby agrees not to effect any sale, transfer, assignment, pledge or conveyance of (including, without limitation, taking any short position in) Registrable Securities (or any securities of the Company exchangeable or convertible into Registrable Securities) during the 180-day period (the “Lock-up Period”) beginning on the effective date of such registration statement filed by the Company (except as part of that Registration). Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the Company Securities to be underwritten, then the Company shall so advise Holder and the managing underwriter(s) may exclude Registrable Securities from the registration and the underwriting, and the number of Company Securities that will be included in the registration and the underwriting shall be allocated, first to the Company, and second, to Holder and any other security holder with the right to request inclusion of its Company Securities in such registration statement on a pro rata basis, based on the total number of Company Securities then held by Holder and such other security holders, provided, however, that in the event any other security holder has priority rights over Holder by virtue of an agreement with the Company prior to the date of this Agreement, such other security holder shall have priority over Holder. If Holder disapproves of the terms of any such underwriting, Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.
          (d) Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.1 (excluding underwriters’ and brokers’ discounts and commissions relating to Registrable Securities sold by Holder), including, without limitation all federal and “blue sky” registration, filing and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company. Holder shall bear its own proportionate share (based on the total number of Registrable Securities sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering by the security holders thereunder and all of its fees relating to the Registrable Securities to be sold by Holder.
          (e) Withdrawal Right. Notwithstanding any provision contained in this Section 2.1 to the contrary, the Company shall have the right to terminate or withdraw any registration statement initiated by it prior to the effectiveness of such registration statement whether or not Holder has elected to include its Registrable Securities in such registration statement.
     2.2 Obligations of the Company. Whenever effecting the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

          (a) Registration Statement. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and to keep any such registration statement effective for so long as required by the Securities Act to complete the distribution.
          (b) Amendments and Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.
          (c) Prospectuses. Furnish to Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of the Registrable Securities owned by it that are included in such registration.
          (d) Blue Sky. Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.
          (e) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form (including indemnification provisions), with the managing underwriter(s) of such offering. Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.
          (f) Notification. Notify Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated in such registration statement or necessary to make the statements in such registration statement not misleading in light of the circumstances then existing. In addition, the Company shall promptly notify Holder and each underwriter, broker, dealer and placement agent participating in any offering or sale or other distribution of securities covered by such registration statement of the issuance or threatened issuance of any order suspending the registration or qualification of any Registrable Securities covered by such registration statement for disposition in any jurisdiction, use its commercially reasonable efforts to prevent the issuance of any such threatened order and, if any such order is issued, use its commercially reasonable efforts to obtain the lifting or withdrawal of such order at the earliest possible moment and promptly notify Holder and each such underwriter, broker, dealer and placement agent of any lifting or withdrawal.
          (g) Additional Actions. Take all other actions which are reasonably necessary or which may be reasonably requested by Holder or any underwriter, broker, dealer or placement agent participating in connection with any offering or sale or other distribution of securities covered by such registration statement and use its commercially reasonable efforts to effect the registration and qualification of the Registrable Securities covered by such registration statement and to facilitate the disposition thereof in accordance with the respective plans of distribution of the selling holders.
     2.3 Furnish Information. It shall be a condition precedent to the obligations of the Company to use commercially reasonable efforts to take any action pursuant to Section 2.1 that Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably requested by the Company or otherwise required to timely effect the registration of its Registrable Securities.
     2.4 Indemnification. In the event any Registrable Securities are included in an Eligible Registration Statement under Section 2.1:
          (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless Holder, the partners, members, officers and directors of Holder, any underwriter (as determined in the Securities Act) for Holder and each person, if any, who controls Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):
     (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in this Agreement or any amendments or supplements thereto;
     (ii) the omission or alleged omission to state in the registration statement a material fact required to be stated in the registration statement, or necessary to make the statements in the registration statement not misleading; or
     (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;
and the Company will reimburse Holder, and each such partner, member, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Holder, or such partner, member, officer, director, underwriter or controlling person of any such person.
          (b) By Holder. To the extent permitted by law, Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other security holder of the Company selling securities under such registration statement or any of such other security holder’s partners, members, directors or officers or any person who controls such security holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such security holder, partner or director, officer or controlling person of such other security holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Holder expressly for use in connection with such registration; and Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other security holder, partner, member, officer, director or controlling person of such other security holder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this subsection 2.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by a Holder under this Section 2.4(b) in respect of any Violation shall not exceed the net proceeds received by Holder in the registered offering out of which such Violation arises.
          (c) Notice. Promptly after receipt by an indemnified party under this Section 2.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 2.4 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.4.

          (d) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) Holder, or any controlling person of Holder, makes a claim for indemnification pursuant to this Section 2.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.4; then, and in each such case, the Company and Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling security holders are responsible for the remaining portion; provided, however, that, in any such case: (A) Holder will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by Holder pursuant to such registration statement; (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation, and (C) in determining relative fault, due consideration shall be given to the source of any written information furnished by Holder expressly for use in connection with such registration.
          (e) Survival. The obligations of the Company and Holder under this Section 2.5 shall survive until the one year anniversary of the expiration of all applicable statutes of limitation or extensions of such statutes.
     2.6 Termination of the Company’s Obligations. The Company shall have no obligations pursuant to Section 2.1 with respect to any Registrable Securities proposed to be sold by Holder in a registration pursuant to Section 2.1 if, in the opinion of counsel to the Company, Rule 144 and Regulation S under the Securities Act permits all such Registrable Securities to be sold in a single transaction without registration.
     2.7 Rule 144 Reporting; S-3 Eligibility. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of “Restricted Securities” (used in this Agreement as defined in Rule 144 under the Securities Act) to the public without registration, and to be eligible to use Form S-3, the Company agrees to:
          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Exchange Act;
          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements);

          (c) so long as Holder owns any Restricted Securities, to furnish to Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration; and
          (d) to the extent the Company is not subject to the Exchange Act, to provide the information required of “Non-Reporting Issuers” as set fort in Rule 144(c)(2).
3. GENERAL PROVISIONS.
     3.1 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered personally or sent by facsimile or email (provided a confirmation copy is later sent by other method) or three (3) Business Days after being mailed by registered or certified mail, return receipt requested, postage prepaid, to the party to whom it is directed or one (1) Business Day after being sent via an internationally recognized courier service for next Business Day delivery, to the part to whom it is directed:
If to the Company, to:
3200 Southwest Freeway, Suite 2950
Houston, Texas 77027
Attention: Rishi A. Varma
Telephone: (832) 922-6812
Facsimile: (713) 780-0062
E-Mail: rvarma@tricomarine.com
With a copy to:
Bartlit Beck Herman Palenchar & Scott LLP
1899 Wynkoop Street, Suite 800
Denver, Colorado 80202
Attention: James L. Palenchar
Telephone: 303-592-3111
Facsimile: 303-592-3140
E-Mail: james.palenchar@bartlit-beck.com
If to Shareholder to:
West Supply IV AS
SMEDASUNDET 97B, 5525 HAUGESUND NORWAY
Telephone: 47 527044545

Facsimile:
E-Mail:
With a copy to:
Attention:
Telephone:
Facsimile:
E-Mail:
or for any party, at such other address as such party shall have specified in writing to each of the other parties in accordance with this Section 3.1.
     3.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.
     3.3 Section Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to limit or affect any of the provisions hereof.
     3.4 Amendments. Any provision of this Agreement may be waived or amended if, and only if, such amendment or waiver is in writing and signed by the Company and Holder.
     3.5 Entire Agreement; No Assignment. This Agreement and the rights and obligations hereunder (including Holder’s rights to register Registrable Securities on an Eligible Registration Statement), the Exhibits and Schedules, the Purchase Agreement and the Phantom
Stock Units Agreement (a) constitute the entire agreement and understandings of the parties hereto and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof, (b) are not intended to confer upon any other Person any rights or remedies hereunder, and (c) shall not be assigned, by operation of Law or otherwise, provided, however, that this Agreement may be assigned to any person to which Holder has transferred 50% of Holder’s Registrable Securities, in which case such transferee shall become a “Holder” hereunder.
     3.6 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware, excluding that body of law relating to conflict of laws and choice of law.
     3.7 Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement (a “Dispute”), shall be settled by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. Any such Dispute shall be arbitrated on an individual basis, and shall not be consolidated in any arbitration with any dispute, claim or controversy of any other party. Following the selection of arbitrator as set forth above, the arbitration shall be conducted promptly and expeditiously so as to enable the arbitrator to render a decision within thirty (30) days. The arbitration shall be conducted in

Wilmington, Delaware, and any court having jurisdiction thereof may immediately issue judgment on the arbitration award. The parties agree that (a) the arbitration provided for in this Section 3.7 shall be the exclusive means to resolve all Disputes and (b) all costs of the arbitration contemplated by this Section 3.7 (including, without limitation, the attorneys’ fees of the parties) shall be borne by the party (that is, either Holder or the Company) who is the least successful in each such arbitration, which shall be determined by the arbitrator for the controversy, dispute or claim by comparing (i) the position asserted by Holder and the Company on all disputed matters taken together to (ii) the final decision of such arbitrator on all disputed matters taken together. The parties acknowledge that the arbitrator shall have the authority to grant equitable remedies, if appropriate. The parties intend that this agreement to arbitrate be valid, enforceable and irrevocable.
     3.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
     3.9 Specific Performance. Each of the parties hereto acknowledges and agrees that the Company and Holder would be irreparably damaged if each covenant in this Agreement is not performed in accordance with its specific terms and that any breach of such provision of this Agreement by any party to this Agreement could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which either the Company or Holder may be entitled under this Agreement, the Company and Holder shall be entitled to enforce such provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of such provision of this Agreement, without posting any bond or other undertaking.
     3.10 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.
[Signature Page Follows.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written:

THE COMPANY: TRICO MARINE SERVICES, INC.
By:	/s/ Rishi A. Varma
Rishi A. Varma
Its: Chief Administrative Officer,
Vice President and General Counsel

SHAREHOLDER: WEST SUPPLY IV AS:
By:	/s/ Johan Rokstad
JOHAN ROKSTAD
Its: Managing Director